File No. 33-59261, 811-5626
                                           Filed under Rule 497(e)
                    GOLDEN AMERICAN LIFE INSURANCE COMPANY
                            PROSPECTUS SUPPLEMENT
                               MARCH 27, 1998
                                   TO THE
             GRANITE PRIMELITE DEFERRED VARIABLE ANNUITY PROSPECTUS
                 DATED MAY 1, 1997 AS SUPPLEMENTED JULY 9, 1997,
                     OCTOBER 29, 1997, AND JANUARY 5, 1998

This supplement describes a proposal to replace all shares of the Portfolios of the Equi-Select Series Trust (the "ESS Trust") by substituting shares of certain Series of The GCG Trust (the "GCG Trust") in their place (the "Substitution"). Certain of those ESS Trust Portfolios are available under the Granite PrimElite variable annuity contracts.

Recently, Golden American Life Insurance Company, together with its affiliated insurance companies (collectively, the "Companies"), on behalf of themselves, their separate accounts and the ESS and GCG Trusts filed an application with the Securities and Exchange Commission (the "Commission") requesting an order approving the Substitution. Upon obtaining such an order from the Commission, and subject to any prior approval by applicable insurance authorities, the Companies propose to effect the Substitution as soon as is practicable.

When approved, the Granite PrimElite variable annuity contracts will be affected by the following substitutions:

ESS TRUST PORTFOLIO TO BE REPLACED         GCG TRUST SUBSTITUTE SERIES
----------------------------------         ---------------------------
Research Portfolio                         Research Series
Total Return Portfolio                     Total Return Series
OTC Portfolio                              Mid-Cap Growth Series

This proposal for substitution is being made to provide a transfer of the assets of each Portfolio of the ESS Trust into similar Series of the GCG Trust in order to reduce operating expenses and create larger economies of scale from which a further reduction of expenses is anticipated. The above-listed Series of the GCG Trust are not currently available, but will be made available at the time of substitution. Contract holders will benefit directly from any reduction of Trust expenses. Contract holders will not bear any expense associated with the Substitution.

A contract holder with holdings in the ESS Trust, prior to the date of Substitution, may transfer or reallocate the value in his or her subaccount in the ESS Trust to any subaccounts currently available under his or her variable contract including those subaccounts of the GCG Trust from now until the Substitution without any limitation or charges. See the Granite PrimElite Prospectus. Moreover, following the Substitution for a period of 30 days, unlimited transfers or reallocations will be permitted without any limitation or charge. After the 30 days, any subaccount transfers or reallocations will be subject to the current restrictions, if any, described in the Granite PrimElite Prospectus.

Enclosed is a supplement to the GCG Trust Prospectus, which describes those Series of the GCG Trust which are not currently available, but will be, effective with substitution, including some which will not be available under Granite PrimElite contracts. Additional prospectuses or information may be obtained by calling Customer Service at 800-366-0066.

The Companies believe, based on a review of existing federal income tax laws and regulations, that the Substitution will not have any tax consequences to contract holders.

Upon obtaining the requested order for substitution from the Commission, and subject to any prior approval by applicable insurance authorities, the Companies will effect the Substitution by simultaneously placing an order to redeem the shares of the Portfolios of the ESS Trust and an order to purchase shares of Series of the GCG Trust. Contract holders will not bear any expenses associated with the Substitution. Directed Services, Inc., Equitable Life Insurance Company of Iowa, Golden American Life Insurance Company and First Golden American Life Insurance Company of New York will bear all expenses attributable to the Substitution. After the Substitution has been completed, Customer Service will send affected contract holders a notice within five days.

PE-1-NH-SUPP                                                         3/27/98